Exhibit 10.2

SELLAS Life Sciences Group, Inc.

Re: 20% Series A Convertible Preferred Stock and Warrants

Ladies and Gentlemen:

Reference is made to the Securities Purchase Agreement, dated as of March 7, 2018, among SELLAS Life Sciences Group, Inc. (the “Company”) and the purchasers signatory thereto (the “Purchase Agreement”). Pursuant to Section 4.11(c) of the Purchase Agreement, the Company is obligated to hold a special meeting of shareholders at the earliest practical date after the date of the Purchase Agreement for the purpose of obtaining approval from the shareholders of the Company with respect to the issuance of the shares of the Company’s common stock, par value $0.0001 per share, (the “Common Stock”) underlying the Securities (as such term is defined in the Stock Purchase Agreement), including any reset, adjustment or anti-dilution provision, in excess of 19.99% of the issued and outstanding Common Stock on the first closing date under the Stock Purchase Agreement.

The undersigned hereby agree with the Company that the undersigned will voting all shares of Common Stock beneficially owned by the undersigned in favor of the proposals contained in the proxy statement related to such meeting or any adjournment thereof, and recommended by the board of directors of the Company to approve the issuance, in the aggregate, of more than 19.99% of the number of shares of Common Stock outstanding on the date immediately prior to entry into the Purchase Agreement and the terms of the Securities, including, but not limited to, any reset, adjustment or anti-dilution provisions in the Securities or as otherwise may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) (the approval of such proposals, “Shareholder Approval”).

This Agreement is given in consideration of, and as a condition to the Company entering into such Securities Purchase Agreement and is not revocable by the undersigned.

This Agreement, and all rights and obligations of the undersigned shall terminate upon the earlier of (a) the receipt of Shareholder Approval by the Company, (b) the termination of the Purchase Agreement, or (c) the mutual written agreement of the parties hereto, and thereafter there shall be no liability or obligation on the part of undersigned.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to such state’s principles of conflicts of law.

[Signature Page Follows]

By:
Name of Stockholder:
Number of voting shares over which I have voting control:

[Signature Page to the Sellas Life Sciences Group, Inc. Voting Agreement]